Exhibit 4.10

Schlumberger Holdings Corporation

3.750% Senior Notes due 2024

and

4.300% Senior Notes due 2029

SECOND SUPPLEMENTAL INDENTURE

Dated as of February 4, 2019

The Bank of New York Mellon,

as Trustee, Registrar, Paying Agent
and Transfer Agent

Second Supplemental Indenture (this “Second Supplemental Indenture”) dated as of February 4, 2019 between Schlumberger Holdings Corporation, a Delaware corporation (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), registrar, paying agent, and transfer agent.

RECITALS

A.The Company and the Trustee executed and delivered an Indenture, dated as of December 21, 2015 (the “Base Indenture”), to provide for the issuance by the Company from time to time of debentures, notes or other debt instruments evidencing its indebtedness.  The Base Indenture, as supplemented and amended by this Second Supplemental Indenture, is herein referred to as the “Indenture.”

B.The Company has authorized the issuance of $750,000,000 principal amount of 3.750% Senior Notes due 2024 (the “2024 Notes”) and $850,000,000 principal amount of 4.300% Senior Notes due 2029 (the “2029 Notes” and together with the 2024 Notes, the “Notes”).

C.The Company desires to enter into this Second Supplemental Indenture pursuant to Section 9.1 of the Base Indenture to establish the terms of the Notes in accordance with Section 2.2 of the Base Indenture and to establish the form of the Notes in accordance with Sections 2.2.11 and 2.3 of the Base Indenture.

D.Section 9.1 of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purpose of curing any ambiguity, omission, defect or inconsistency.

E.The amendments contained herein amend Section 10.1 of the Base Indenture to correct certain information of the Trustee.

F.All things necessary to make this Second Supplemental Indenture a valid and legally binding agreement according to its terms have been done.

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders from time to time of the Notes as follows:

ARTICLE I

Section 1.1.Additional Defined Terms.

As used herein, the following defined terms shall have the following meanings with respect to the Notes only:

“144A Global Note” means a Global Note substantially in the form of Exhibit A or Exhibit B, as applicable, hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary that apply to such transfer or exchange at the relevant time.

“Certificated Note” means a definitive note in registered non-global certificated form.

“Global Note Legend” means the legend set forth in Section 1.4.1(b) hereof, which is required to be placed on all Global Notes issued under the Indenture.

“Global Notes” means, individually and collectively, each of the global notes, substantially in the form of Exhibit A and Exhibit B, as applicable, hereto and that bears the Global Note Legend, issued in accordance with Sections 2.1 of the Base Indenture and 1.3 hereof.

“Indirect Participant” means any entity that, with respect to the Depositary, clears through or maintains a direct or indirect custodial relationship with a Participant.

“Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

“Interest Payment Date” means the stated due date of an installment of interest on the Notes set forth in the Notes.

“Non-U.S. Person” means a Person who is not a U.S. Person.

“Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

“Private Placement Legend” means the legend set forth in Section 1.4.1(a) to be placed on all Notes issued under the Indenture, except where specifically stated otherwise by the provisions of the Indenture.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Redemption Date” means, when used with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the Indenture.

“Regulation S Global Note” means a Global Note substantially in the form of Exhibit A and Exhibit B, as applicable, hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 903 of Regulation S.

“Resale Restriction Termination Date” means (x) the date which is one year (or such shorter period than required by Rule 144 or its successor rule) (in the case of Rule 144A Global Notes) or 40 days (in the case of Regulation S Global Notes) after the later of the Issue Date and the last date on which the Company or any of its Affiliates was the owner of such Notes (or any predecessor thereto) or (y) such later date, if any, as may be required by applicable law, which date shall be notified by the Company to the Trustee in writing.

“Restricted Certificated Note” means a Certificated Note bearing the Private Placement Legend.

“Restricted Global Note” means a Global Note bearing a Private Placement Legend.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Rule 903” means Rule 903 promulgated under the Securities Act.

“Rule 904” means Rule 904 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

“Securities Act” means the Securities Act of 1933, as amended.

“Unrestricted Certificated Note” means a Certificated Note that does not bear and is not required to bear the Private Placement Legend.

“Unrestricted Global Note” means a Global Note that does not bear and is not required to bear the Private Placement Legend.

“U.S. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act.

Section 1.2.Terms of the Notes.

The following terms relate to the Notes:

(1)The Notes shall constitute two separate Series of Securities under the Base Indenture having the titles “3.750% Senior Notes due 2024” in the case of the 2024 Notes and “4.300% Senior Notes due 2029” in the case of the 2029 Notes.

(2)The aggregate principal amount of the Notes of each Series (the “Initial Notes”) that may be initially authenticated and delivered under the Indenture shall be $750,000,000 of 2024 Notes and $850,000,000 of 2029 Notes, respectively.  The Company may from time to time, without the consent of the Holders of Notes, issue additional Notes of any Series (in any such case the “Additional 2024 Notes” in the case of the 2024 Notes and the “Additional 2029 Notes” in the case of the 2029 Notes, together the “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the relevant Initial Notes of such Series.  Any Additional Notes and the respective Initial Notes shall constitute a single Series under the Indenture and all references to the 2024 Notes, the 2029 Notes or the Notes, as applicable, shall include the Initial Notes of that Series and any respective Additional Notes of such Series, unless the context otherwise requires, provided, however, that a separate CUSIP or ISIN shall be issued for any Additional Notes, unless the Initial Notes and the Additional Notes are fungible for U.S. federal income tax purposes.  The aggregate principal amount of the Additional Notes that may be issued shall be unlimited.

(3)The entire outstanding principal of the 2024 Notes shall be payable on May 1, 2024 and the entire outstanding principal of the 2029 Notes shall be payable on May 1, 2029.

(4)The rate at which the 2024 Notes shall bear interest shall be 3.750% per year and the rate at which the 2029 Notes shall bear interest shall be 4.300% per year.  The date from which interest shall accrue on the Notes shall be February 4, 2019, or the most recent Interest Payment Date to which interest has been paid or provided for.  The Interest Payment Dates for the Notes shall be May 1 and November 1 of each year, beginning May 1, 2019.  Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the April 15 and October 15 prior to each Interest Payment Date (whether or not a Business Day).  The basis upon which interest shall be calculated shall be that of a 360–day year consisting of twelve 30–day months.

(5)The Notes shall be issuable in whole in the form of one or more registered Global Notes, and the Depositary for such Global Notes shall be The Depository Trust Company, New York, New York (“DTC”).  The 2024 Notes shall be substantially in the form attached hereto as Exhibit A, the terms of which are herein incorporated by reference. The 2029 Notes shall be substantially in the form attached hereto as Exhibit B, the terms of which are herein incorporated by reference. The Notes shall be denominated in Dollars and shall be issuable in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

(6)The Notes may be redeemed at the option of the Company prior to the Maturity date, as provided in Article III of the Base Indenture, as amended by Section 1.5 of this Second Supplemental Indenture.

(7)The Notes may be purchased at the option of the Holders in connection with a Change of Control Triggering Event as described under the caption “Change of Control Triggering Event” in the Notes.

(8)The Notes shall have the benefit of Article VI of the Base Indenture, provided, however, that the Event of Default set forth in Section 6.1(c) of the Base Indenture shall not apply to the Notes.

(9)The Notes will not have the benefit of any sinking fund.

(10)The Notes will be senior unsecured obligations of the Company and will rank equally and ratably in right of payment to all of the Company’s other unsecured and unsubordinated indebtedness.

(11)The Notes are not convertible into shares of common stock or other securities of the Company.

(12)The restrictive covenants set forth in Article IV of the Base Indenture (as amended by Section 1.6 of this Second Supplemental Indenture) shall be applicable to the Notes.

Section 1.3.Transfer and Exchange.

This Section 1.3 shall replace Sections 2.7 and the first two paragraphs of Section 2.14.2 of the Base Indenture with respect to the Notes only.

1.3.1.Transfer and Exchange of Global Notes.  A Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  All Global Notes will be exchanged by the Company for Certificated Notes if:

(a)the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary;

(b)the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Certificated Notes and delivers a written notice to such effect to the Trustee; or

(c)there has occurred and is continuing a Default or Event of Default with respect to the Notes.

Upon the occurrence of any of the preceding events in (a), (b) or (c) above, Certificated Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.8 and 2.11 of the Base Indenture.  Except as otherwise permitted and/or required by the Indenture, every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 1.3 or Section 2.8 or 2.11 of the Base Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Note for purposes of the Indenture with such modifications or revisions as may be appropriate or necessary to reflect the ownership thereof by an investor instead of DTC or another Depositary.  A Global Note may not be exchanged for another Note other than as provided in this Section 1.3.1, however, beneficial interests in a Global Note may be transferred and exchanged as provided in Sections 1.3.2, 1.3.3. or 1.3.4. hereof.

1.3.2.Transfer and Exchange of Beneficial Interests in the Global Notes.  The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of the Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes will be subject to restrictions on transfer comparable to those set forth herein. Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (a) or (b) below, as applicable, as well as one or more of the other following subparagraphs, as applicable.

(a)Transfer of Beneficial Interests in the Same Global Note.  Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser).  Beneficial interests in any Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note.  No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 1.3.2(a).

(b)All Other Transfers and Exchanges of Beneficial Interests in Global Notes.  In connection with all transfers and exchanges of beneficial interests that are not subject to Section 1.3.2(a) above, the transferor of such beneficial interest must deliver to the Registrar either:

(i)both:

(1)a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(2)instructions given by the Depositary in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(ii)both:

(1)a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Certificated Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(2)instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Certificated Note shall be registered.

Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Indenture and the Notes, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 1.3.6 hereof.

(c)Transfer of Beneficial Interests to Another Restricted Global Note.  A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 1.3.2(b) above and the Registrar receives the following:

(i)if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof; or

(ii)if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof.

(d)Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note.  A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 1.3.2(b) above and the Registrar receives the following:

(i)if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(a) thereof; or

(ii)if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this paragraph, if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act, provided however, that the Trustee, Registrar, Paying Agent or Transfer Agent shall have no obligation to make any determination as to whether the Applicable Procedures would require an Opinion of Counsel.

If any such transfer is effected pursuant to this Section 1.3.2(d) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 2.3 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to this Section 1.3.2(d).

Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

1.3.3.Transfer or Exchange of Beneficial Interests for Restricted Certificated Notes.

(a)Beneficial Interests in Restricted Global Notes to Restricted Certificated Notes.  If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Note, then, upon receipt by the Registrar of the following documentation:

(i)if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Certificated Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(a) thereof;

(ii)if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (1) thereof;

(iii)if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (2) thereof;

(iv)if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (3)(a) thereof;

(v)if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (ii) through (iv) above, a certificate from the transferor in the form of Exhibit C hereto, including the certification in item (3)(d) thereof, and a certificate from the transferee in the form of Exhibit E hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable; or

(vi)if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (3)(b) thereof;

the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 1.3.6 hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Certificated Note in the appropriate principal amount.  Any Restricted Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 1.3.3(a) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(b)Beneficial Interests in Restricted Global Notes to Unrestricted Certificated Notes.  A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Certificated Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note only if the Registrar receives the following:

(i)if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Certificated Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(b) thereof; or

(ii)if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Note, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 1.3.3(b), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act, provided however, that the Trustee, Registrar, Paying Agent or Transfer Agent shall have no obligation to make any determination as to whether the Applicable Procedures would require an Opinion of Counsel, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 1.3.6 hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Certificated Note in the appropriate principal amount. Any Certificated Note issued in exchange for a beneficial interest pursuant to this Section 1.3.3(b) will not bear the Private Placement Legend.

(c)Beneficial Interests in Unrestricted Global Notes to Unrestricted Certificated Notes.  If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note, then, upon satisfaction of the conditions set forth in Section 1.3.2(b) hereof, the Trustee will cause the aggregate principal amount of the applicable Unrestricted Global Note to be reduced accordingly pursuant to Section 1.3.6 hereof, and the Company will execute and the Trustee will authenticate and deliver to the Person designated in the instructions an Unrestricted Certificated Note in the appropriate principal amount.  Any Unrestricted Certificated Note issued in exchange for a beneficial interest pursuant to this Section 1.3.3(c) will not bear the Private Placement Legend.

(d)Any Certificated Note issued in exchange for a beneficial interest pursuant to this Section 1.3.3 will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary pursuant to the instructions of the Participant or Indirect Participant.  The Trustee will deliver such Certificated Notes to the Persons in whose names such Notes are so registered.

1.3.4.Transfer and Exchange of Certificated Notes for Beneficial Interests.

(a)Restricted Certificated Notes to Beneficial Interests in Restricted Global Notes.  If any Holder of a Restricted Certificated Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

(i)if the Holder of such Restricted Certificated Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (2)(b) thereof;

(ii)if such Restricted Certificated Note is being transferred to a QIB in accordance with Rule 144A, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (1) thereof;

(iii)if such Restricted Certificated Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (2) thereof;

(iv)if such Restricted Certificated Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (3)(a) thereof;

(v)if such Restricted Certificated Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (ii) through (iv) above, a certificate from the transferor in the form of Exhibit C hereto, including the certification in item 3(d) thereof, and a certificate from the transferee in the form of Exhibit E hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(vi)if such Restricted Certificated Note is being transferred to the Company or any of its Subsidiaries, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (3)(b) thereof; or

(vii)if such Restricted Certificated Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Certificated Note, increase or cause to be increased the aggregate principal amount of, in the case of clauses (i), (iv), (v), (vi) or (vii) above, the appropriate Global Note, in the case of clause (ii) above, the 144A Global Note, or in the case of clause (iii) above, the Regulation S Global Note.

(b)Restricted Certificated Notes to Beneficial Interests in Unrestricted Global Notes.  A Holder of a Restricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following:

(i)if the Holder of such Restricted Certificated Note proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (1)(c) thereof; or

(ii)if the Holder of such Restricted Certificated Note proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 1.3.4(b), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act, provided however, that the Trustee, Registrar, Paying Agent or Transfer Agent shall have no obligation to make any determination as to whether the Applicable Procedures would require an Opinion of Counsel.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 1.3.4(b), the Trustee will cancel the Restricted Certificated Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

(c)Unrestricted Certificated Notes to Beneficial Interests in Unrestricted Global Notes.  A Holder of an Unrestricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Unrestricted Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time.  Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Certificated Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from an Unrestricted Certificated Note to a beneficial interest in an Unrestricted Global Note is effected pursuant to subparagraphs (b) or (c) above at a time when an Unrestricted Global Note has not yet been issued, the Company will issue and, upon receipt of an Company Order in accordance with Section 2.3 of the Base Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Certificated Notes so transferred.

1.3.5.Transfer and Exchange of Certificated Notes for Certificated Notes.  Upon request by a Holder of Certificated Notes and such Holder’s compliance with the provisions of this Section 1.3.5, the Registrar will register the transfer or exchange of Certificated Notes.  Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Certificated Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 1.3.5.

(a)Restricted Certificated Notes to Restricted Certificated Notes.  Any Restricted Certificated Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Note if the Registrar receives the following:

(i)if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

(ii)the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

(iii)if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate of the transferee in the form of Exhibit E hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(b)Restricted Certificated Notes to Unrestricted Certificated Notes.  Any Restricted Certificated Note may be exchanged by the Holder thereof for an Unrestricted Certificated Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Note if the Registrar receives the following:

(i)if the Holder of such Restricted Certificated Notes proposes to exchange such Notes for an Unrestricted Certificated Note, a certificate from such

Holder in the form of Exhibit D hereto, including the certifications in item (1)(d) thereof; or

(ii)if the Holder of such Restricted Certificated Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Note, a certificate from the transferor in the form of Exhibit C hereto, including the certifications in item (4) thereof.

and, in each such case set forth in this Section 1.3.5(b), if the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act, provided however, that the Trustee, Registrar, Paying Agent or Transfer Agent shall have no obligation to make any determination as to whether the Applicable Procedures would require an Opinion of Counsel.

(c)Unrestricted Certificated Notes to Unrestricted Certificated Notes.  A Holder of Unrestricted Certificated Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note.  Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Certificated Notes pursuant to the instructions from the Holder thereof.

1.3.6.Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Certificated Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 2.12 of the Base Indenture.  At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interests in another Global Note or for Certificated Notes, the principal amount of Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

1.3.7.General Provisions Relating to Transfers and Exchanges.

(a)To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Notes and Certificated Notes upon receipt of a Company Order in accordance with Section 2.3 of the Base Indenture.

(b)No service charge will be made to a holder of a beneficial interest in a Global Note, a Holder of a Global Note or to a Holder of a Certificated Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any stamp duty, stamp duty reserve tax, documentary, transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.11 and 3.6 of the Base Indenture).

(c)The Registrar will not be required to register the transfer of or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(d)All Global Notes and Certificated Notes issued upon any registration of transfer or exchange of Global Notes or Certificated Notes will be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Global Notes or Certificated Notes surrendered upon such registration of transfer or exchange.

(e)Neither the Registrar nor the Company will be required:

(i)to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.2 of the Base Indenture and ending at the close of business on the day of selection;

(ii)to register the transfer of or to exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

(iii)to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

(f)Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest and Additional Amounts, if any, on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

Section 1.4.Legends.

This Section 1.4 shall replace Section 2.14.3 of the Base Indenture with respect to the Notes only.

1.4.1.Legends.  The following legends will appear in substantially the following form on the face of each Global Note and Certificated Note issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

(a)Private Placement Legend.

(i)Except as permitted by subparagraph (ii) below, each Global Note and each Certificated Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR (OR SUCH SHORTER PERIOD THEN REQUIRED UNDER RULE 144 OR ITS SUCCESSOR RULE)] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SCHLUMBERGER HOLDINGS CORPORATION (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE PURSUANT TO RULE 144A, (C) PURSUANT TO AN OFFER OR SALE THAT OCCURS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $500,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL,

CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”

(ii)Notwithstanding the foregoing, any Global Note or Certificated Note issued pursuant to Sections 1.3.2(d), 1.3.3(b), 1.3.3(c), 1.3.4(b), 1.3.4(c), 1.3.5(b) or 1.3.5(c) hereof (and all Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend. The Trustee may remove the Private Placement Legend from any Note upon the written request of the Holder thereof after the Resale Restriction Termination Date.

(b)Global Note Legend.  Each Global Note will bear a legend in substantially the following form:

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 1.3 OF THE SECOND SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 1.3 OF THE SECOND SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT TO A CUSTODIAN OR A NOMINEE OF SUCH CUSTODIAN, BY A CUSTODIAN OR A NOMINEE OF SUCH CUSTODIAN TO A DEPOSITARY OR TO ANOTHER NOMINEE OR CUSTODIAN OF SUCH DEPOSITARY, OR BY SUCH CUSTODIAN OR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR CUSTODIAN OR A NOMINEE THEREOF.  ACCORDINGLY, UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

Section 1.5.Optional Redemption.Section 1.5.1(a) shall replace the definition of  “Independent Investment Banker” in the Base Indenture with respect to the Notes only.  Section 1.5.1(b) shall replace the definition of “Reference Treasury Dealer” in the Base Indenture with respect to the Notes only.  Section 1.5.2 shall replace Section 3.7 of the Base Indenture with respect to the Notes only.  Section 3.8 of the Base Indenture shall not apply with respect to the Notes only.

1.5.1.Definitions.

(a)“Independent Investment Banker” means either Citigroup Global Markets Inc., J.P. Morgan Securities LLC or Merrill Lynch, Pierce, Fenner & Smith Incorporated, or, if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

(b)“Reference Treasury Dealer” means (1) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a “primary treasury dealer”), the Company will substitute therefor another primary treasury dealer, and (2) any other primary treasury dealer selected by the Independent Investment Banker after consultation with the Company.

1.5.2.Optional Redemption.  Prior to April 1, 2024 in the case of the 2024 Notes and February 1, 2029 in the case of the 2029 Notes, the Notes may be redeemed in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of:

(a)100% of the principal amount of the Notes then outstanding, and

(b)the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 20 basis points with respect to the 2024 Notes and 25 basis points with respect to the 2029 Notes, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

“treasury rate” means, with respect to any Redemption Date:

(a)the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the

Comparable Treasury Issue will be determined and the treasury rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or

(b)if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The treasury rate will be calculated on the third Business Day preceding the applicable Redemption Date.

Notwithstanding the foregoing, commencing on April 1, 2024 in the case of the 2024 Notes and February 1, 2029 in the case of the 2029 Notes, such Notes are redeemable at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

Section 1.6.Reports.  This Section 1.6 shall replace Sections 4.6(c)(2) of the Base Indenture with respect to the Notes only:

(1)within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, condensed consolidated quarterly financial statements of the Company and its Subsidiaries prepared in accordance with the requirements that would have been applicable to such unaudited interim financial statements if appearing in a Quarterly Report on Form 10-Q, or any successor or comparable form, under the Exchange Act filed by the Company.

Section 1.7.Amendment to Base Indenture. Pursuant to Section 9.1(1) of the Base Indenture, the notice information in Section 10.1 of the Base Indenture shall be replaced in its entirety as follows:

“if to the Trustee:

The Bank of New York Mellon

601 Travis Street, 16th Floor

Houston, TX 77002

Attention:  Corporate Trust/Conventional Debt

Fax: (713) 483-6979”

ARTICLE II
MISCELLANEOUS

Section 2.1.Definitions.

Capitalized terms used but not defined in this Second Supplemental Indenture shall have the meanings ascribed thereto in the Base Indenture.

Section 2.2.Confirmation of Indenture.

The Base Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Second Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.3.Governing Law.

THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE OR THE NOTES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 2.4.Severability.

In case any provision in this Second Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.5.Counterparts.

This Second Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 2.6.No Benefit.

Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors or assigns, and the Holders of the Notes, any benefit or legal or equitable rights, remedy or claim under this Second Supplemental Indenture or the Base Indenture.

Section 2.7.No Responsibility of the Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of the Notes or this Second Supplemental Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

SCHLUMBERGER HOLDINGS CORPORATION

By:	/s/ Petr Vakatov
Name:Petr Vakatov
Title:Treasurer

Second Supplemental Indenture

The Bank of New York Mellon as Trustee, Registrar, Paying Agent and Transfer Agent

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

Second Supplemental Indenture

EXHIBIT A

FORM OF 3.750% SENIOR NOTES DUE 2024

[Insert the Private Placement Legend and/or the Global Note legend, as applicable]

3.750% SENIOR NOTES DUE 2024

No. [ ]	$[ ]
CUSIP No. [ ][1]

SCHLUMBERGER HOLDINGS CORPORATION

promises to pay to                   or registered assigns, the principal sum of [          ] Dollars on May 1, 2024.

Interest Payment Dates:  May 1 and November 1

Record Dates:  April 15 and October 15

Each holder of this Note (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions.  Each holder of this Note hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Note shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee.  The provisions of this Note are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[1]	144A: 806851AJ0
Reg S: U8066LAG9

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.3 of the Base Indenture.

Date:  February 4, 2019

SCHLUMBERGER HOLDINGS CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the 3.750% Senior Notes due 2024 issued by Schlumberger Holdings Corporation of the Series designated therein referred to in the within-mentioned Indenture.

Date:  February 4, 2019

THE BANK OF NEW YORK MELLON as Trustee

By:
Authorized Signatory

Schlumberger Holdings Corporation

3.750% Senior Notes due 2024

This note is one of a duly authorized Series of debt securities of Schlumberger Holdings Corporation, a Delaware corporation (the “Company”), issued or to be issued in one or more Series under and pursuant to an Indenture for the Company’s debentures, notes or other debt instruments evidencing its indebtedness, dated as of December 21, 2015 (the “Base Indenture”), duly executed and delivered by and between the Company and The Bank of New York Mellon as trustee (the “Trustee”), registrar, paying agent and transfer agent, as supplemented by the Second Supplemental Indenture, dated as of February 4, 2019 (the “Second Supplemental Indenture”), by and between the Company and the Trustee.  The Base Indenture as supplemented and amended by the Second Supplemental Indenture is referred to herein as the “Indenture.”  By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in Series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture.  This note is one of the Series designated on the face hereof (individually, a “Note,” and collectively, the “Notes”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the Holders of the Notes (the “Holders”).  Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Second Supplemental Indenture, as applicable.

1.Interest.  The rate at which the Notes shall bear interest shall be 3.750% per year.  The date from which interest shall accrue on the Notes shall be February 4, 2019, or the most recent Interest Payment Date to which interest has been paid or provided for.  The Interest Payment Dates for the Notes shall be May 1 and November 1 of each year, beginning May 1, 2019.  Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the April 15 and October 15 immediately preceding each Interest Payment Date.  The basis upon which interest shall be calculated shall be that of a 360–day year consisting of twelve 30–day months.

2.Method of Payment.  The Company will pay interest on the Notes (except defaulted interest), if any, to the persons in whose name such Notes are registered at the close of business on the regular record date referred to on the facing page of this Note for such interest payment.  In the event that the Notes or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Notes will be paid upon presentation and surrender of such Notes as provided in the Indenture.  The principal of and the interest on the Notes shall be payable in Dollars, at the office or agency of the Company maintained for that purpose in accordance with the Indenture, or at the Company’s option, by check mailed to the address of the registered Holder or, with respect to any Global Note or upon application by the Holder of a definitive, non-global Note to the specified office of any Paying Agent not less than 15 days before the due date of any payment, by wire transfer to a U.S. dollar account.

3.Registrar, Paying Agent, and Transfer Agent.  Initially, The Bank of New York Mellon will act as Registrar; the initial Paying Agent will be The Bank of New York Mellon, in

New York; the initial Transfer Agent will be The Bank of New York Mellon, in New York.  The Company may change or appoint any Registrar, Paying Agent or Transfer Agent without notice to any Holder.

4.Indenture.  The Notes are senior unsecured obligations of the Company and constitute the Series designated on the face hereof as the “3.750% Senior Notes due 2024,” initially limited to $750,000,000 in aggregate principal amount.  The Company will furnish to any Holders upon written request and without charge a copy of the Base Indenture and the Second Supplemental Indenture.  Requests may be made to:  Schlumberger Holdings Corporation, 5599 San Felipe, 16th Floor, Houston, Texas, 77056 Attention: Treasurer.

5.Redemption.  At the Company’s option, the Notes may be redeemed or purchased, in each case, in whole or in part at any time or from time to time prior to the Stated Maturity of the Notes, as provided in Article III of the Base Indenture, as amended by the Second Supplemental Indenture.

The Notes will not have the benefit of any sinking fund.

6.Change of Control Triggering Event.  If Schlumberger Limited ceases to own, directly or indirectly, all of the outstanding voting stock of the Company (a “Change of Control”), then upon the occurrence of such Change of Control (a “Change of Control Triggering Event”), unless the Company has exercised its right to redeem the Notes as described above in Section 5, Holders of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company shall give a notice to Holders of Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is given (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(a) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(c) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Paying Agent shall promptly mail to each holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

7.Denominations, Transfer, Exchange.  The Notes are in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.  Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

8.Persons Deemed Owners.  The registered Holder of a Note may be treated as the owner of it for all purposes. Only registered Holders have rights under the Indenture.

9.Repayment to the Company.  The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or Government Obligations (or proceeds therefrom) held by them at any time upon the written request of the Company.

Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium (if any), interest or any additional amounts that remains unclaimed for two years after the date upon which such payment shall have become due.  After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

10.Amendment, Supplements and Waivers.  Without the consent of any Holder of Notes, the Company and the Trustee may amend or supplement the Indenture or the Notes in certain circumstances, including: (a) to cure any ambiguity, omission, defect or inconsistency; (b) to provide for the assumption of the Company’s obligations under the Indenture and the Notes by a successor upon any merger, consolidation or asset transfer; (c) to provide for uncertificated Notes in addition to or in place of Certificated Notes in accordance with Section 5.1 of the Base Indenture; (d) to provide any security for or guarantees of the Notes or for the addition of an additional obligor on the Notes; (e) to comply with any requirement to effect or maintain the qualification of the Indenture under the TIA; (f) to add covenants that would benefit the Holders of the outstanding Notes or to surrender any rights the Company has under the Indenture; (g) to change or eliminate any of the provisions of the Indenture, other than as provided in Sections 9.2 and 9.3 of the Base Indenture, provided that any such change or elimination shall not become effective with respect to any outstanding Notes created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; (h) to provide for the issuance of and establish forms and terms and conditions of a new series of debt securities; (i) to issue additional Notes, provided that such additional Notes have substantially the same terms as (other than the issue date, date from which interest accrues, first interest payment date and restrictions on transfer), and be deemed part of the same series as, the applicable series of Notes to the extent required under the Indenture;  (j) to evidence and provide for the acceptance of appointment by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trust by more than one trustee; (k) to add additional Events of Default with respect to the Notes; and (l) to make any change that does not adversely affect any of its outstanding Notes in any material respect.  The Holders of a majority in principal amount of the outstanding Notes issued by the Company may waive any existing or past Default or Event of Default with respect to those Notes.  Notwithstanding the foregoing, those Holders may not, however, waive any Default or Event of Default in any payment on any Note.

The Indenture or the Notes may be amended or supplemented, and waivers may be obtained, with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, such Notes), and any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium on, if any, interest or additional amounts, if any, on, such Notes, except a payment Default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, such Notes).

11.Defaults and Remedies.  If an Event of Default for the Company’s Notes occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes may require the Company to pay immediately the principal amount plus accrued and unpaid interest on such Notes.  If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs with respect to the Company, the principal amount plus accrued and unpaid interest on the Company’s Notes will become immediately due and payable without any action on the part of the Trustee or any Holder.

12.Trustee May Hold Notes.  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee.  Any Agent may do the same with like rights and duties.  However, the Trustee is subject to Sections 7.9 and 7.10 of the Base Indenture.

13.No Personal Liability of Directors, Officers, Employees and Certain Others.  No director, officer, employee, incorporator or similar founder, stockholder or member of the Company will have any liability for or any obligations of the Company under the Indenture or the Notes or for any claim based on, in respect of or by reason of, such obligations or their creation.  Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.  The waiver may not be effective to waive liabilities under the federal securities laws.

14.Discharge of Indenture.  The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15.Authentication.  This Note shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Note.

16.Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.Governing Law.  THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THE INDENTURE OR THE NOTES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

ASSIGNMENT FORM

To assign this Note, fill in the form below:  (I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee))

SCHEDULE OF TRANSFER AND EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

Principal Amount of
	Amount of decrease in	Amount of increase in	this Global Note	Signature of
Date of Transfer or	Principal Amount of	Principal Amount of	following such	authorized officer
Exchange	this Global Note	this Global Note	decrease (or increase)	of Registrar

EXHIBIT B

FORM OF 4.300% SENIOR NOTES DUE 2029

[Insert the Private Placement Legend and/or the Global Note legend, as applicable

4.300% SENIOR NOTES DUE 2029

No. [ ]	$[ ]
CUSIP No. [ ][2]

SCHLUMBERGER HOLDINGS CORPORATION

promises to pay to                   or registered assigns, the principal sum of [          ] Dollars on May 1, 2029.

Interest Payment Dates:  May 1 and November 1

Record Dates:  April 15 and October 15

Each holder of this Note (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions.  Each holder of this Note hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Note shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been manually signed by or on behalf of the Trustee.  The provisions of this Note are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

[2]	144A: 806851AH4
Reg S: U8066LAF1

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.3 of the Base Indenture.

Date:  February 4, 2019

SCHLUMBERGER HOLDINGS CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the 4.300% Senior Notes due 2029 issued by Schlumberger Holdings Corporation of the Series designated therein referred to in the within-mentioned Indenture.

Date:  February 4, 2019

THE BANK OF NEW YORK MELLON as Trustee

By:
Authorized Signatory

Schlumberger Holdings Corporation

4.300% Senior Notes due 2029

This note is one of a duly authorized Series of debt securities of Schlumberger Holdings Corporation, a Delaware corporation (the “Company”), issued or to be issued in one or more Series under and pursuant to an Indenture for the Company’s debentures, notes or other debt instruments evidencing its indebtedness, dated as of December 21, 2015 (the “Base Indenture”), duly executed and delivered by and between the Company and The Bank of New York Mellon as trustee (the “Trustee”), registrar, paying agent and transfer agent, as supplemented by the Second Supplemental Indenture, dated as of February 4, 2019 (the “Second Supplemental Indenture”), by and between the Company and the Trustee.  The Base Indenture as supplemented and amended by the Second Supplemental Indenture is referred to herein as the “Indenture.”  By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in Series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture.  This note is one of the Series designated on the face hereof (individually, a “Note,” and collectively, the “Notes”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the Holders of the Notes (the “Holders”).  Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Second Supplemental Indenture, as applicable.

1.Interest.  The rate at which the Notes shall bear interest shall be 4.300% per year.  The date from which interest shall accrue on the Notes shall be February 4, 2019, or the most recent Interest Payment Date to which interest has been paid or provided for.  The Interest Payment Dates for the Notes shall be May 1 and November 1 of each year, beginning May 1, 2019.  Interest shall be payable on each Interest Payment Date to the Holders of record at the close of business on the April 15 and October 15 immediately preceding each Interest Payment Date.  The basis upon which interest shall be calculated shall be that of a 360–day year consisting of twelve 30–day months.

2.Method of Payment.  The Company will pay interest on the Notes (except defaulted interest), if any, to the persons in whose name such Notes are registered at the close of business on the regular record date referred to on the facing page of this Note for such interest payment.  In the event that the Notes or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Notes will be paid upon presentation and surrender of such Notes as provided in the Indenture.  The principal of and the interest on the Notes shall be payable in Dollars, at the office or agency of the Company maintained for that purpose in accordance with the Indenture, or at the Company’s option, by check mailed to the address of the registered Holder or, with respect to any Global Note or upon application by the Holder of a definitive, non-global Note to the specified office of any Paying Agent not less than 15 days before the due date of any payment, by wire transfer to a U.S. dollar account.

3.Registrar, Paying Agent, and Transfer Agent.  Initially, The Bank of New York Mellon will act as Registrar; the initial Paying Agent will be The Bank of New York Mellon, in

New York; the initial Transfer Agent will be The Bank of New York Mellon, in New York.  The Company may change or appoint any Registrar, Paying Agent or Transfer Agent without notice to any Holder.

4.Indenture.  The Notes are senior unsecured obligations of the Company and constitute the Series designated on the face hereof as the “4.300% Senior Notes due 2029,” initially limited to $850,000,000 in aggregate principal amount.  The Company will furnish to any Holders upon written request and without charge a copy of the Base Indenture and the Second Supplemental Indenture.  Requests may be made to:  Schlumberger Holdings Corporation, 5599 San Felipe, 16th Floor, Houston, Texas, 77056 Attention: Treasurer.

5.Redemption.  At the Company’s option, the Notes may be redeemed or purchased, in each case, in whole or in part at any time or from time to time prior to the Stated Maturity of the Notes, as provided in Article III of the Base Indenture, as amended by the Second Supplemental Indenture.

The Notes will not have the benefit of any sinking fund.

6.Change of Control Triggering Event.  If Schlumberger Limited ceases to own, directly or indirectly, all of the outstanding voting stock of the Company (a “Change of Control”), then upon the occurrence of such Change of Control (a “Change of Control Triggering Event”), unless the Company has exercised its right to redeem the Notes as described above in Section 5, Holders of Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company shall give a notice to Holders of Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is given (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(a) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(c) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Paying Agent shall promptly mail to each holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

7.Denominations, Transfer, Exchange.  The Notes are in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.  Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the next succeeding Interest Payment Date.

8.Persons Deemed Owners.  The registered Holder of a Note may be treated as the owner of it for all purposes. Only registered Holders have rights under the Indenture.

9.Repayment to the Company.  The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or Government Obligations (or proceeds therefrom) held by them at any time upon the written request of the Company.

Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium (if any), interest or any additional amounts that remains unclaimed for two years after the date upon which such payment shall have become due.  After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

10.Amendment, Supplements and Waivers.  Without the consent of any Holder of Notes, the Company and the Trustee may amend or supplement the Indenture or the Notes in certain circumstances, including: (a) to cure any ambiguity, omission, defect or inconsistency; (b) to provide for the assumption of the Company’s obligations under the Indenture and the Notes by a successor upon any merger, consolidation or asset transfer; (c) to provide for uncertificated Notes in addition to or in place of Certificated Notes in accordance with Section 5.1 of the Base Indenture; (d) to provide any security for or guarantees of the Notes or for the addition of an additional obligor on the Notes; (e) to comply with any requirement to effect or maintain the qualification of the Indenture under the TIA; (f) to add covenants that would benefit the Holders of the outstanding Notes or to surrender any rights the Company has under the Indenture; (g) to change or eliminate any of the provisions of the Indenture, other than as provided in Sections 9.2 and 9.3 of the Base Indenture, provided that any such change or elimination shall not become effective with respect to any outstanding Notes created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; (h) to provide for the issuance of and establish forms and terms and conditions of a new series of debt securities; (i) to issue additional Notes, provided that such additional Notes have substantially the same terms as (other than the issue date, date from which interest accrues, first interest payment date and restrictions on transfer), and be deemed part of the same series as, the applicable series of Notes to the extent required under the Indenture;  (j) to evidence and provide for the acceptance of appointment by a successor trustee with respect to the Notes and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trust by more than one trustee; (k) to add additional Events of Default with respect to the Notes; and (l) to make any change that does not adversely affect any of its outstanding Notes in any material respect.  The Holders of a majority in principal amount of the outstanding Notes issued by the Company may waive any existing or past Default or Event of Default with respect to those Notes.  Notwithstanding the foregoing, those Holders may not, however, waive any Default or Event of Default in any payment on any Note.

The Indenture or the Notes may be amended or supplemented, and waivers may be obtained, with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, such Notes), and any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium on, if any, interest or additional amounts, if any, on, such Notes, except a payment Default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, such Notes).

11.Defaults and Remedies.  If an Event of Default for the Company’s Notes occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes may require the Company to pay immediately the principal amount plus accrued and unpaid interest on such Notes.  If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs with respect to the Company, the principal amount plus accrued and unpaid interest on the Company’s Notes will become immediately due and payable without any action on the part of the Trustee or any Holder.

12.Trustee May Hold Notes.  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee.  Any Agent may do the same with like rights and duties.  However, the Trustee is subject to Sections 7.9 and 7.10 of the Base Indenture.

13.No Personal Liability of Directors, Officers, Employees and Certain Others.  No director, officer, employee, incorporator or similar founder, stockholder or member of the Company will have any liability for or any obligations of the Company under the Indenture or the Notes or for any claim based on, in respect of or by reason of, such obligations or their creation.  Each Holder of Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.  The waiver may not be effective to waive liabilities under the federal securities laws.

14.Discharge of Indenture.  The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15.Authentication.  This Note shall not be valid until the Trustee manually signs the certificate of authentication attached to the other side of this Note.

16.Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.Governing Law.  THE INDENTURE AND THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THE INDENTURE OR THE NOTES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

ASSIGNMENT FORM

To assign this Note, fill in the form below:  (I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee))

SCHEDULE OF TRANSFER AND EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

Principal Amount of
	Amount of decrease in	Amount of increase in	this Global Note	Signature of
Date of Transfer or	Principal Amount of	Principal Amount of	following such	authorized officer
Exchange	this Global Note	this Global Note	decrease (or increase)	of Registrar

EXHIBIT C

FORM OF CERTIFICATE OF TRANSFER

Schlumberger Holdings Corporation

5599 San Felipe, 16th Floor

Houston, Texas 77056

Attn: Treasurer

The Bank of New York Mellon

601 Travis Street, 16th Floor

Houston, TX 77002

Attention:  Corporate Trust/Conventional Debt

Re:  [3.750% SENIOR NOTES DUE 2024][4.300% SENIOR NOTES DUE 2029]

Ladies and Gentlemen,

Reference is hereby made to the indenture, dated as of December 21, 2015 (the “Base Indenture”), between Schlumberger Holdings Corporation, a Delaware corporation (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), registrar, paying agent and transfer agent, as supplemented by that certain Second supplemental indenture dated as of February 4, 2019 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.  _____ (the “Transferor”) owns and proposes to transfer the Note or Notes or interest[s] in such Note or Notes specified in Annex A hereto (the “Notes”), in the principal amount of $_____ in such Note or Notes or interest[s] (the “Transfer”), to _____ (the “Transferee”), as further specified in Annex A hereto.  In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.  ☐   Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Restricted Certificated Note pursuant to Rule 144A.  The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Certificated Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Restricted Certificated Note and in the Indenture and the Securities Act.

2.  ☐   Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Restricted Certificated Note pursuant to Regulation S.  The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser).  Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Restricted Certificated Note and in the Indenture and the Securities Act.

3.  ☐   Check and complete if Transferee will take delivery of a beneficial interest in a Restricted Global Note or a Restricted Certificated Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S.  The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Certificated Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a)  ☐   such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b)  ☐  such Transfer is being effected to the Company or a subsidiary thereof;

or

(c)  ☐   such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d)  ☐   such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a

Restricted Global Note or Restricted Certificated Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit E to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act.  Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Notes and in the Indenture and the Securities Act.

4.  ☐   Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or an Unrestricted Certificated Note.

(a)  ☐   Check if Transfer is pursuant to Rule 144.  (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Certificated Notes and in the Indenture.

(b)  ☐   Check if Transfer is Pursuant to Regulation S.  (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Certificated Notes and in the Indenture.

(c)  ☐   Check if Transfer is Pursuant to Other Exemption.  (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Certificated Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:            ,

[Insert Name of Transferor]

By:
Name:
Title:

ANNEX A TO CERTIFICATE OF TRANSFER

The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)  ☐   a beneficial interest in the:

(i)☐   144A Global Note (CUSIP _________), or

(ii)☐   Regulation S Global Note (CUSIP _________), or

(b)  ☐    a Restricted Certificated Note.

2.After the Transfer the Transferee will hold:

[CHECK ONE]

(a)  ☐   a beneficial interest in the:

(i)☐   144A Global Note (CUSIP _________), or

(ii)☐   Regulation S Global Note (CUSIP _________), or

(iii)☐   Unrestricted Global Note (CUSIP _________); or

(b)  ☐   a Restricted Certificated Note; or

(c)  ☐   an Unrestricted Certificated Note,

in accordance with the terms of the Indenture.

EXHIBIT D

FORM OF CERTIFICATE OF EXCHANGE

Schlumberger Holdings Corporation

5599 San Felipe, 16th Floor

Houston, Texas 77056

Attn: Treasurer

The Bank of New York Mellon

601 Travis Street, 16th Floor

Houston, TX 77002

Attention:  Corporate Trust/Conventional Debt

Re:  [3.750% SENIOR NOTES DUE 2024][4.300% SENIOR NOTES DUE 2029]

Ladies and Gentlemen,

Reference is hereby made to the indenture, dated as of December 21, 2015 (the “Base Indenture”), between Schlumberger Holdings Corporation, a Delaware corporation (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), registrar, paying agent and transfer agent, as supplemented by that certain Second supplemental indenture dated as of February 4, 2019 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

_____, (the “Owner”) owns and proposes to exchange the Note or Notes or interest[s] in such Note or Notes specified herein, in the principal amount of $_____ in such Note or Notes or interest[s] (the “Exchange”), as further specified in Annex A hereto (the “Notes”).  In connection with the Exchange, the Owner hereby certifies that:

1.Exchange of Restricted Certificated Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Certificated Notes or Beneficial Interests in an Unrestricted Global Note

(a)  ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b)  ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Certificated Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Certificated Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c)  ☐ Check if Exchange is from Restricted Certificated Note to beneficial interest in an Unrestricted Global Note.  In connection with the Owner’s Exchange of a Restricted Certificated Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d)  ☐ Check if Exchange is from Restricted Certificated Note to Unrestricted Certificated Note.  In connection with the Owner’s Exchange of a Restricted Certificated Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Unrestricted Certificated Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2.Exchange of Restricted Certificated Notes or Beneficial Interests in Restricted Global Notes for Restricted Certificated Notes or Beneficial Interests in Restricted Global Notes

(a)  ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Certificated Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Certificated Note with an equal principal amount, the Owner hereby certifies that the Restricted Certificated Note is being acquired for the Owner’s own account without transfer.  Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Certificated Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Note and in the Indenture and the Securities Act.

(b)  ☐ Check if Exchange is from Restricted Certificated Note to beneficial interest in a Restricted Global Note.  In connection with the Exchange of the Owner’s Restricted Certificated Note for a beneficial interest in the [CHECK ONE] ☐ 144A Global Note, ☐ Regulation S Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States.  Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Owner]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF EXCHANGE

1.	The Owner owns and proposes to exchange the following:

[CHECK ONE OF (a) OR (b)]

(a)	☐ a Book-Entry Interest held through DTC/Euroclear/Clearstream Account No. _____________ in the:
(i)	☐ 144A Global Note ([CUSIP][ISIN] _____________), or
(ii)	☐ Regulation S Global Note ([CUSIP][ISIN] ____________), or
(b)	☐ a Certificated Note.
2.	After the Exchange the Owner will hold:

[CHECK ONE]

(a)	☐ a Book-Entry Interest held through DTC/Euroclear/Clearstream Account No. ___________________ in the:
(i)	☐ 144A Global Note ([CUSIP][ISIN]
(ii)	☐ Regulation S Global Note ([CUSIP][ISIN]
(b)	☐ a Certificated Note.

in accordance with the terms of the Indenture.

EXHIBIT E

FORM OF CERTIFICATE FROM ACQUIRING
INSTITUTIONAL ACCREDITED INVESTOR

Schlumberger Holdings Corporation

5599 San Felipe, 16th Floor

Houston, Texas 77056

Attn: Treasurer

The Bank of New York Mellon

601 Travis Street, 16th Floor

Houston, TX 77002

Attention:  Corporate Trust/Conventional Debt

Re:  [3.750% SENIOR NOTES DUE 2024][4.300% SENIOR NOTES DUE 2029]

Ladies and Gentlemen,

Reference is hereby made to the indenture, dated as of December 21, 2015 (the “Base Indenture”), between Schlumberger Holdings Corporation, a Delaware corporation (the “Company”) and The Bank of New York Mellon, as trustee (the “Trustee”), registrar, paying agent and transfer agent, as supplemented by that certain Second supplemental indenture dated as of February 4, 2019 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”) between the Company and the Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed purchase of $_____ aggregate principal amount of:  (a) a beneficial interest in a Global Note, or (b) a Certificated Note, we confirm that:

1.We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the “Securities Act”).

2.We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence.  We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (1) to the Company or any of its Subsidiaries, (2) in the United States to a Person whom the seller reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (3) outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act,

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(4) to an institutional “accredited investor” (as defined below) that, prior to such transfer furnishes (or has furnished on its behalf by a U.S. Broker-Dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in the form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (4) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (5) pursuant to an effective registration statement under the Securities Act, in each of cases (1) through (5) in accordance with any applicable securities laws of any state of the United States, and we further agree to notify any purchaser of the Notes from us of the resale restrictions referred to above.

3.We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.  We further understand that any subsequent transfer by us of the Notes or beneficial interest therein acquired by us must be effected through one of the initial purchasers of the Notes.

4.We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

5.We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                                           Dated:            ,

[Insert Name of Accredited Investor]

By:
Name:
Title:

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